AMENDMENT NO. 1 TO
            POST-EMPLOYMENT CONSULTING AGREEMENT

      THIS AGREEMENT NO. 1 (the "Amendment") to that certain Post-Employment Consulting Agreement (the "Agreement") dated September 4, 1991, by and between Ridgewood Hotels, Inc., a Delaware corporation (formerly known as Ridgewood Properties, Inc.) (the "Company"), with offices at 2859 Paces Ferry Road, Suite 700, Atlanta, Georgia 30339 and
N. Russell Walden, an individual residing at 3190 Ridgewood Road, Atlanta, Georgia 30327 (the "Executive").

      WHEREAS, Executive is employed by the Company as a senior executive officer as such term is used in Section
3(b) of the Agreement;

      WHEREAS, pursuant to the terms and conditions  of  the
Agreement,  Executive  would be  entitled  to  a  Consulting
Period  (as  defined in the Agreement) of  twenty-four  (24)
months; and

      WHEREAS, Executive and the Company desire to amend the Agreement to reduce the Consulting Period upon the terms and subject to the conditions set forth in this Amendment,

     NOW, THEREFORE, in consideration of the mutual premises herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.    Definitions.   Unless otherwise  defined  herein,
       capitalized terms used herein shall have the same meaning as ascribed to them in the Agreement.

     2. Reduction of Consulting Period. Commencing on September 1, 1998, the Consulting Period shall be reduced by one (1) month for each month that Executive continues to be employed by the Company, through and including August 31, 1999 (the "Reduction Period"), such that if Executive remains employed by the Company through the Reduction Period, thereafter the Consulting Period shall be twelve
       (12) months in duration. Effective September 1, 1999, the Agreement shall be amended by deleting Section 3(b) thereof in its entirety.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 13th day of August, 1998.

EXECUTIVE                     RIDGEWOOD HOTELS, INC.



                               By: ____________________________________
___________________________
N. Russell Walden                       Its: